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      SECURITIES AND EXCHANGE COMMISSION
            WASHINGTON, D.C.  20549




                   FORM 8-K

                CURRENT REPORT




      Pursuant to Section 13 or 15(d) of the
        Securities Exchange Act of 1934




DATE OF REPORT (Date of earliest event reported):
December 7, 1998



     AMERICAN GENERAL FINANCE CORPORATION
(Exact Name of Registrant as Specified in Charter)



Indiana               1-6155            35-0416090
State or Other    (Commission File   (IRS Employer
Jurisdiction of       Number)       Identification
Incorporation)                                No.)


601 N.W. Second Street, Evansville, IN  47708
(Address of Principal Executive Offices)(Zip Code)




Registrant's telephone number, including area code:
(812) 424-8031


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
Item 5.    Other Events.

 On December 7, 1998, a duly authorized Committee (the
"Terms and Pricing Committee") of the Board of Directors of American General Finance Corporation (the "Company") authorized the issuance in an underwritten public offering of $200,000,000 aggregate principal amount of the Company's 5 7/8% Senior Notes due December 15, 2005 (the "Notes") under the Company's previously filed Registration Statement on Form S-3 (Registration No. 333-28925), as amended by Amendment No. 1 on July 1, 1997 (the "Registration Statement"), and the related Prospectus dated July 2, 1997 and Prospectus Supplement dated December 7, 1998.


Item 7.    Financial Statements, Pro Forma Financial
           Information and Exhibits.

 (c) Exhibits. The following Exhibits are filed as part of this Report and as Exhibits to the Registration
      Statement:


 Exhibit
 Number         Description

 4(a)           Resolutions of the Terms and Pricing
                Committee adopted on December 7, 1998
                establishing the terms of the Notes,
                certified by an Assistant Secretary of the Company.

 4(b)           Form of 5 7/8% Senior Note due December 15,
                2005.

 5 Opinion of Baker & Daniels, special counsel for the Company, as to the legality of the Notes.

                        SIGNATURES


      Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                     AMERICAN GENERAL FINANCE CORPORATION



Dated: December 9, 1998   By:/S/ GEORGE W. SCHMIDT
                             George W. Schmidt
                             Controller and Assistant
                             Secretary

                       EXHIBIT INDEX



Exhibit
Number         Description

4(a) Resolutions of the Terms and Pricing Committee adopted on December 7, 1998 establishing the terms of the Notes, certified by an Assistant
           Secretary of the Company.

4(b)       Form of 5 7/8% Senior Note due December 15,
           2005.

5 Opinion of Baker & Daniels, special counsel for the Company, as to the legality of the Notes.